Portfolio Prospectus Front Cover

May 1, 2012

Portfolio Prospectus

T. Rowe Price

Blue Chip Growth

Equity Income

Equity Index 500

Health Sciences

International Stock

Limited-Term Bond

Mid-Cap Growth

New America Growth

Personal Strategy Balanced

Prime Reserve

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Portfolio Prospectus Back Cover

A Statement of Additional Information for the T. Rowe Price family of funds, which includes additional information about the funds, has been filed with the SEC and is incorporated by reference into this prospectus. Further information about fund investments, including a review of market conditions and the manager’s recent investment strategies and their impact on performance during the past fiscal year, is available in the annual and semiannual shareholder reports. To obtain free copies of any of these documents, or for shareholder inquiries, contact your insurance company. Certain documents and updated performance information are available through troweprice.com.

Fund information and Statements of Additional Information are also available from the Public Reference Room of the SEC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Fund reports and other fund information are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Public Reference Room, Washington, D.C. 20549-1520.

100 East Pratt Street

Baltimore, MD 21202

1940 Act File No.: 811-07143; 811-07153; 811-07145

TRP 685 (5/12)

C15-040 5/1/12